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                                                                   EXHIBIT 10.67


                         SIMPLICITY CAPITAL CORPORATION
                            SIMPLICITY HOLDINGS, INC.
                           SIMPLICITY PATTERN CO. INC.

                           EXECUTIVE SEVERANCE POLICY
                          EFFECTIVE DATE: JULY 24, 1997


I.       ELIGIBLE EXECUTIVES:

         A.       GROUP A EXECUTIVES

                  Senior Vice President - Chief Financial Officer (Frank Rizzo) Senior Vice President - Sales and Marketing (Louis Oltman) Senior Vice President - Fashion Product (Judy Raymond)

         B.       GROUP B EXECUTIVES

                  Vice President - International (Gordon Robinson)
                  Vice President - Crafts and Home Decorating (Abbie Small) Plant Director (Eric Booker)

II.      SPECIAL VOLUNTARY TERMINATION:

         A.       QUALIFICATION

                  Upon the occurrence of a recapitalization, sale, merger or other transaction that results in a change of control the executives listed above may voluntarily terminate their employment within the first year following the change of control transaction if any of the following events occur:

                  -        Material diminution of job title
                  -        Material diminution of job responsibilities
                  -        Material diminution of base salary
                  - Material diminution of retirement benefits (other than as required by a change in law)
                  - Requirement imposed by the Company to relocate more than 50 miles from the executive's previous base of employment

         B.       SEVERANCE BENEFITS

                  - Base salary of 12 months for Group A Executives and 9 months for Group B Executives with mitigation for any base salary received from another employer during the 12 or 9 months after voluntary termination.

                  - Pro-rata share, based upon the number of days employed, of bonus for the fiscal year during which voluntary termination occurred.

                  - Pro-rata share, based upon the number of days employed, of retirement benefits for the fiscal year during which voluntary termination occurred.

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                  -        Continuation of medical benefits for 12 months for
                           Group A Executives and 9 months for Group B
                           Executives after voluntary termination occurs, unless commencement of other employment occurs sooner and medical coverage is available from the new employer.

III.     TERMINATION WITHOUT CAUSE:

         A.       DURING THE FIRST YEAR

                  If termination without cause occurs during the first year following a change of control transaction, the executive will be entitled to the same severance benefits as described above in (II B.) for voluntary termination.

         B.       DURING THE SECOND YEAR

                  If termination without cause occurs during the second year following a change of control transaction, the executive will be entitled to the following severance benefits:

                  - Base salary of 12 months for Group A Executives and 9 months for Group B Executives with mitigation for any base salary received from another employer during the 12 or 9 months after termination without cause occurred.

                  - Pro-rata share, based upon the number of days employed, of bonus for the fiscal year during which termination without cause occurred.

                  - Continuation of medical benefits for 12 months for Group A Executives and 9 months for Group B Executives after termination without cause occurs, unless commencement of other employment occurs sooner and medical coverage is available from the new employer.

         C.       BEYOND THE SECOND YEAR

                  If termination without cause occurs anytime beyond the second year following a change of control transaction, the executive will be entitled to the following severance benefits:

                  - Base salary and benefits based upon the policy in effect at that time

                  - Pro-rata share, based upon the number of days employed, of bonus for the fiscal year during which termination without cause occurred


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